Exhibit 24(b)(v)


                       OPPENHEIMER FLORIDA MUNICIPAL FUND
                  Class B Share Certificate (8-1/2" x 12-5/8")


I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4"
                                            x 11-1/4" decorative border)

          (upper left)              box with heading: NUMBER [of shares]

          (upper right)             box with heading: CLASS B SHARES

         (centered
          below boxes)              Oppenheimer Multi-State Municipal Trust
                                    A MASSACHUSETTS BUSINESS TRUST
                   SERIES: OPPENHEIMER FLORIDA MUNICIPAL FUND


         (at left)         THIS IS TO CERTIFY THAT         (at right)
                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                           (box with number)
                                                          CUSIP 683940 407
         (at left)             is the owner of

         (centered)                 FULLY PAID CLASS B SHARES OF
BENEFICIAL INTEREST OF

                                         Oppenheimer  Florida  Municipal  Fund a
                           series of Oppenheimer Multi-State Municipal Trust (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Trust's Declaration of Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

                                                            Dated:
                           (at left                                (at right
                           of seal)                                of seal)

                           /s/ George C. Bowen         /s/ Bridget A. Macaskill
                           ---------------------        ----------------------
                           TREASURER                    PRESIDENT





                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                                      SEAL
                                      1989
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right,
 printed vertically)                     Countersigned
                                         OPPENHEIMERFUNDS SERVICES
                                        (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                         Denver (Colo.)         Transfer Agent

                         By ____________________________
                              Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 [certificate number]


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                             (Cust)                         (Minor)

                                UNDER UGMA/UTMA ______________________
                                               (State)

Additional abbreviations may also be used though not on above list.
For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________Class  B  Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                 -----------------------------------
                                 (Both must sign if joint owners)

                                 Signature(s) __________________________
                             Guaranteed                 Name of Guarantor
                             By:               _____________________________
                                            Signature of Officer/Title

(text printed                  NOTICE: The signature(s) to this assignment must
vertically to right           correspond with the name(s) as written upon the
of above paragraph)             face of the certificate in every particular
                            without alteration or enlargement or any change
                                            whatever.

(text printed in               Signatures must be guaranteed by a financial
box to left of                 institution of the type described in the current
signature(s))                               prospectus of the Trust.



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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY